Exhibit 32.2

Certification of Chief Financial Officer Pursuant to 18 U.S.C. § 1350

In connection with the Form 10-Q of Tri-Valley Corporation for the fiscal quarter ended March 31, 2012, I, Gregory L. Billinger, Interim Chief Financial Officer of Tri-Valley Corporation, hereby certify pursuant to 18 U.S.C. § 1350 as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15 (d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Tri-Valley Corporation.

Date:	May 17, 2012

By:	/s/ Gregory L. Billinger
Gregory L. Billinger, Interim Chief Financial Officer

This certification accompanies the Quarterly Report pursuant to Rule 13a-14(b) or Rule 15d-14(b) under the Securities Exchange Act of 1934 and 18 U.S.C. Section 1350 and shall not be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934.

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